SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549

                                        FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                     July 19, 1999
                             ----------------------------------


                           SALOMON SMITH BARNEY HOLDINGS INC.
                 (Exact name of registrant as specified in its charter)



        Delaware                1-4346                       22-1660266
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)

                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events


Results of Operations
(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. (the "Company") for the three and six month periods ended
June 30, 1999 and 1998.


                          SALOMON SMITH BARNEY HOLDINGS INC.
                                SELECTED FINANCIAL DATA
                           (Unaudited, dollars in millions)



                                                                        June 30,
                                                                  ------------------
                                                              1999                  1998
                                                              ----                  ----

Total stockholder's equity                                $   9,585             $   9,326

Total assets under fee-based management                   $ 298,900             $ 253,200


                                                                   Three                          Six
                                                                Months Ended                 Months Ended
                                                                  June 30,                      June 30,
                                                            1999            1998         1999            1998
Revenues:

 Commissions                                              $  905         $   784       $1,808          $1,579
 Principal transactions                                      704             315        1,682           1,095
 Investment banking                                          771             640        1,435           1,268
 Asset management and administration fees                    652             553        1,265           1,051
 Other                                                        52              42          118              74
                                                          ------          ------       ------          ------
   Total noninterest revenues                              3,084           2,334        6,308           5,067
                                                          ------          ------       ------          ------
 Interest and dividends                                    2,866           3,468        5,479           6,786
 Interest expense                                          2,414           3,067        4,663           5,990
                                                          ------          ------       ------          ------

   Net interest and dividends                                452             401          816             796
                                                          ------          ------       ------          ------

   Revenues, net of interest expense                       3,536           2,735        7,124           5,863
                                                          ------          ------       ------          ------

Noninterest expenses:

 Compensation and benefits                                 1,753           1,544        3,598           3,266
 Floor brokerage and other production                        136             105          241             215
 Communications                                              114             116          236             233
 Occupancy and equipment                                     108             105          219             210
 Advertising and market development                           83              68          155             138
 Professional services                                        56              46          110              97
 Other operating and administrative expenses                 184             106          342             249
 Restructuring credit                                          -            (324)        (211)           (324)
                                                          ------          ------       ------          ------
   Total noninterest expenses                              2,434           1,766        4,690           4,084
                                                          ------          ------       ------          ------

   Income before income taxes and cumulative
    effect of change in accounting principle               1,102             969        2,434           1,779

Provision for income taxes                                   406             368          894             676
                                                          ------          ------       ------          ------

Income before cumulative effect
 of change in accounting principle                           696             601        1,540           1,103
                                                          ------          ------       ------          ------

Cumulative effect of change in accounting
 principle (net of tax benefit of $12)                         -               -          (15)              -
                                                          ------          ------       ------          ------

Net income                                               $   696         $   601       $1,525          $1,103
                                                          ======          ======       ======          ======




                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: July 19, 1999                           SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller